EXHIBIT 32.1

       CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Advanced Healthcare Technologies, Inc. (the "Company") Quarterly Report on Form 10-QSB for the period ended December
31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Johnny Sanchez, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     2. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     3. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  3-22-04                        /s/ Johnny Sanchez
       -------                       -------------------
                                     Johnny Sanchez
                                     Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to Advanced Healthcare Technologies, Inc. and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.